Copeland smid cap Dividend Growth Fund

PROSPECTUS

March 30, 2018

Class I shares: CSMDX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	2
MANAGEMENT OF THE FUND	3
Investment Adviser	3
Portfolio Managers	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	3
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	3
Investment Objectives	3
Principal Investment Strategies	3
Principal Investment Risks	3
Temporary Investments	5
Portfolio Holdings Disclosure	5
MANAGEMENT	6
Investment Adviser	6
Portfolio Managers	6
HOW SHARES ARE PRICED	8
HOW TO PURCHASE SHARES	9
HOW TO REDEEM SHARES	10
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	12
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	13
DISTRIBUTION OF SHARES	14
Distributor	14
Shareholder Service Fees	14
Additional Compensation to Financial Intermediaries	14
Householding	14
FINANCIAL HIGHLIGHTS	15
PRIVACY NOTICE	16

FUND SUMMARY

Investment Objectives: The Fund seeks long-term capital appreciation and income generation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	12.21%
Total Annual Fund Operating Expenses	12.96%
Fee Waiver and/or Expense Reimbursement (1)	(12.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%
(1)	The Fund’s adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.95% of the daily average net asset value of Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$2,583	$4,690	$8,653

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal period ended November 30, 2017, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives of long-term capital appreciation and income generation by purchasing small and mid-capitalization equities of companies with a proven track record of dividend growth. The Fund is primarily composed of common and preferred stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies. The Fund will limit its investment in MLPs to no more than 25% of its net assets. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should the issuer be liquidated. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. The Fund may purchase derivative instruments (including options, futures and options on futures) or invest in exchange traded funds (“ETFs”), open-end funds (mutual funds) and closed-end funds (“Underlying Funds”) on a limited basis to enhance returns or hedge against market movements while liquidating certain positions and buying other securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities of small and mid-capitalization companies that pay a dividend and that have increased their dividend in the most recent annual period. The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The Fund’s adviser considers “small and mid-capitalization” companies to include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 2500TM Index.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

  Small and Medium Capitalization Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
  Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
  Investment Company Risk: Shares of open- and closed-end funds and ETFs have many of the same risks as direct investments in the underlying securities they invest in or are designed to track, although the lack of liquidity may make ETFs more volatile. Open-end funds, closed-end funds and ETFs have investment management fees and other expenses that will be indirectly paid by the Portfolio. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss and are subject to trading and commission costs.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
  Limited History of Operations: The Fund has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets.
  Management Risk: The adviser's dependence on its dividend growth and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  MLP Risk: Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.
  Preferred Stock Risk: Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments and in liquidation. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stockholders. Preferred stock may also be subject to optional or mandatory redemption provisions.
  REIT Risk: An equity REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

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MANAGEMENT OF THE FUND

Investment Adviser: Copeland Capital Management, LLC.

Portfolio Managers: Mark W. Giovanniello, Chief Investment Officer of the adviser, Eric C. Brown, Chief Executive Officer of the adviser, David McGonigle portfolio manager of the adviser and Jeffrey Walkenhorst portfolio manager of the adviser have served the Fund as its portfolio managers since it commenced operations. Messrs. Giovanniello, Brown, McGonigle and Walkenhorst are jointly and primarily responsible for managing the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Use of the Fund's Automatic Investment Plan can lower these requirements. The Fund or its adviser may waive any investment minimum:

Minimum Investment
Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
$5,000	$5,000	$500	$50

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-exempt or tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable as ordinary income upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Fund seeks long-term capital appreciation and income generation. The Fund's investment objectives, its 80% dividend growth security and small and mid-capitalization policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

Stock Selection Strategy

The adviser's proprietary stock selection model quantitatively ranks all U.S. small and mid-capitalization cap companies that pay dividends and have increased their dividend over the past annual period using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company's dividend. These factors include metrics that measure dividends relative to earnings and cash flow, business growth, dividend yield and other valuation metrics. The investment team assesses the company’s future growth potential, industry competition, and the commitment of management to a proper allocation of capital between the return of capital to shareholders via dividends and investment for future operational growth. The adviser sells securities when they fail to raise the dividend or when they no longer meet its fundamental stock selection criteria.

Principal Investment Risks:

  Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
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  Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
  Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
  Investment Company Risk: If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund. Any investment in a closed-end fund or an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an open- or closed-end fund or an ETF generally reflect the risks of owning the underlying securities that such fund invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs and closed-end funds trade like stocks on exchanges, they are subject to trading and commission costs.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Limited History of Operations: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets.
  Management Risk: The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objectives is directly related to the adviser's stock selection using its dividend grower strategy. The adviser's objective judgments, based on investment strategies, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove incorrect and there is no guarantee that the adviser's investment strategies will produce the desired results.
  Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices, in general, may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
  MLP Risk: An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

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Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs.

MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities.

  Preferred Stock Risk: Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments and in liquidation. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stockholders. Preferred stock may also be subject to optional or mandatory redemption provisions.
  REIT Risk: An equity REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes or interest rates and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Temporary Investments: The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash, shares of money market mutual funds and short-term ETFs, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the Fund may not achieve its investment objectives of capital appreciation and income generation. Furthermore, to the extent that the Fund invests in money market mutual funds for cash equivalent positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. A defensive position, taken at the wrong time, would have an adverse impact on the Fund’s performance.

Portfolio Holdings Disclosure: Within thirty days after the end of each quarter, the Adviser posts on the Fund’s website at www.CopelandFunds.com a profile of the Fund which typically includes the Fund’s top ten holdings current as of the quarter end. The Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month. Such information shall remain available on the website until the Fund files a quarterly portfolio holdings report or shareholder report that includes such period. The Fund may terminate or modify this policy at any time without further notice.

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information, which can be obtained at no charge by calling 1-888-9-COPELAND (1-888-926-7352) and can also be found on the Fund’s website at www.CopelandFunds.com. Shareholders may request portfolio holdings schedules at no charge by calling 1-888-9-COPELAND.

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MANAGEMENT

Investment Adviser: Copeland Capital Management, LLC (“Copeland”), located at Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio. The adviser is responsible for selecting the Fund's investments according to the Fund's investment objectives, policies and restrictions. The adviser was formed in July 2005 to provide investment advisory services, with a focus on dividend paying equity securities, to individual investors and more recently, institutional investors such as the Fund. As of December 31, 2017, the adviser had $1.9 billion in assets under management.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.95% of the daily average net asset value of the Fund; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. Fee deferral and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the advisory agreement is available in the Fund’s semi-annual shareholder report dated May 31, 2017. During the fiscal period ended November 30, 2017, the Adviser charged a management fee of 0.75% of the average net assets of the Fund.

Portfolio Managers:

Mark W. Giovanniello

Chief Investment Officer

Mr. Giovanniello is a member of the investment policy committee and the management committee of the adviser. He is also the Chief Investment Officer at Copeland, a partner at the firm and portfolio manager of the Small Cap, Mid Cap and Smid Cap Dividend Growth strategies. Prior to joining Copeland in August 2009, Mr. Giovanniello was a portfolio manager at Rorer Asset Management where he was the lead portfolio manager for the mid cap strategy. Before joining Rorer, Mr. Giovanniello spent six years at The Colony Group, an investment advisor based in Boston, Massachusetts. At The Colony Group he was the lead manager of the firm's mid-cap strategy and the Director of Research. In addition, he covered stocks in health care and industrials sectors, supporting the firm's large-cap, mid-cap and small-cap strategies. Mr. Giovanniello previously was a senior associate at the public accounting firm PricewaterhouseCoopers. He received his B.S. from Boston College and holds the Chartered Financial Analyst (CFA®) designation.

Eric C. Brown

Chief Executive Officer

Mr. Brown, who has served as Chief Executive Officer of the adviser since its formation in July, 2005, is a member of the investment policy committee and the management committee of the adviser. Additionally, Mr. Brown is a partner and has served as portfolio manager for accounts managed using the traditional Copeland Dividend Growth Strategy since December of 2005. Prior to forming Copeland Capital Management, LLC, Mr. Brown was a Senior Portfolio Manager with The Colony Group LLC in Boston, MA. Mr. Brown served as a member of that firm's Investment Policy Committee, responsible for setting overall investment strategy. While at the Colony Group, Mr. Brown helped develop a proprietary quantitative equity screening model for use in constructing client portfolios. Prior to joining The Colony Group, Mr. Brown was a Portfolio Manager with Bingham Legg Advisors in Boston, MA. Mr. Brown previously worked in municipal bond sales and trading at Bear Stearns & Company, Inc. Mr. Brown received his B.A. from Trinity College in Hartford CT. and holds the Chartered Financial Analyst (CFA®) designation. He is a member of the CFA Institute, the Boston Security Analysts Society and the American Mensa Society.

David McGonigle

Portfolio Manager

Mr. McGonigle is a Portfolio Manager at Copeland Capital, as well as a member of the investment policy committee. He is also a partner at the firm. His primary coverage responsibilities are in the Consumer Discretionary, Financial and Industrial sectors across all domestic portfolios. Prior to joining Copeland in August 2009, Dave spent ten years with Rorer Asset Management, serving both as a portfolio manager and an analyst focused on the firm’s mid cap portfolio. He had primary coverage responsibilities in the Consumer and Financial sectors in that role as well. Before joining Rorer, Dave was a Financial

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Analyst with AmericaOne Communications, Inc., a subsidiary of CapitalOne Financial Corp., where he focused on financial forecasting, as well as the evaluation of potential acquisition candidates in the telecommunications space. He holds a BS in Business Administration, with a finance concentration, from the E. Claiborne Robins School of Business at the University of Richmond. Dave also holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia.

Jeffrey Walkenhorst

Portfolio Manager

Mr. Walkenhorst is a Portfolio Manager at Copeland Capital, as well as a member of the investment policy committee. He is also a partner at the firm. His primary coverage responsibilities are in the Consumer Staples, Real Estate, and Technology/Telecom sectors across all domestic portfolios. Prior to joining Copeland in March 2011, Mr. Walkenhorst was a Senior Research Analyst at The Research Board, an international think tank that performs business and strategy research for Chief Information Officers of the world's largest organizations. Previously, Jeff was a Vice President, Equity Research Analyst with Banc of America Securities LLC (BAS), the former investment banking subsidiary of Bank of America. At BAS, he covered the Technology sector, including several years on an Institutional Investor All-America Research Team. Prior to BAS, Jeff was engaged in strategic planning, M&A, and analysis roles in the telecom and technology sectors. Jeff began his career in the Real Estate Investment Banking Group at Prudential Securities Incorporated, where he completed 31 equity, debt, and M&A transactions totaling more than $4 billion. In the years before joining Copeland, he created and authored Common Stock Sense, a popular owner-oriented investment blog dedicated to fundamental analysis and active portfolio management. Jeff holds a BA degree in Economics from Stanford University. He also holds the Chartered Financial Analyst® designation and is a member of the New York Society of Security Analysts.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and each portfolio manager's ownership of shares of the Fund.

Performance of Comparable Account

In addition to serving as adviser to the Fund, Copeland has managed one client account (the “separately managed account”) with substantially similar objectives, policies and strategies as the Fund. The performance information shown below represents the historical performance of the separately managed account as measured against a specified index.

The performance of the separately managed account does not represent the historical performance of the Fund and should not be considered indicative of future performance of the separately managed account or the Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the separately managed account was not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the separately managed account during the periods shown. Performance of the Fund for future periods will vary, and some months, quarters, and years may result in higher or lower performance than the performance of the separately management account.

Copeland provided the information shown below and calculated the performance information. The performance results are presented in U.S. dollars, reflect the reinvestment of income received, and are presented both net of fees and gross of fees. Gross returns are stated gross of all fees and net of transaction costs. Net returns are calculated to include all fees and expenses of the separately managed account. To the extent that the operating expenses incurred by the separately managed account are lower than the expected operating expenses of the Fund, if the performance of the separately managed account was restated to reflect the expected operating expenses of the Fund, the performance shown in the charts below would have been lower.

Copeland has informed the Fund that the separately managed account performance was calculated using Global Investment Performance Standards (GIPS™). This method of calculating performance differs from the SEC standardized methodology, which may produce different results.

The Russell 2500TM Index measures the performance of the 2,500 stocks that cover the small and mid sized market capitalizations. The index does not reflect deductions for fees or expenses and it is not possible to invest directly in an index.

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Performance Returns for the Copeland Separately Managed Account (“SMA”)

	9/30/2013 – 12/31/2013 Quarterly Return**	2014 Yearly Return	2015 Yearly Return	2016 Yearly Return	2017 Yearly Return	Since Inception 9/30/2013 – 12/31/2017
Copeland SMA Net	10.8%	4.7%	0.7%	15.6%	17.6	11.5%
Copeland SMA Gross	11.0%	5.5%	1.4%	16.4%	18.4	12.3%
Benchmark 1: Russell 2500 Index*	8.7%	7.1%	-2.9%	17.6%	16.8	10.9%

Currency: US Dollar

*	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
**	The inception date for the Copeland Separately Managed Account was September 30, 2013.

HOW SHARES ARE PRICED

The net asset value (“NAV”) of the Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, along with other full and partial days as announced/designated by the NYSE. The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the pricing committee of the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may, but is not required to, use independent pricing services to assist in calculating the value of the Fund's securities. Foreign securities may trade on days when shares of a Portfolio are not priced; and as a result, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem the Portfolio’s shares. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. If events materially affecting the value of a security in the Fund's portfolio occur after the close of trading, but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, the security’s authorized pricing sources are not able or willing to provide a price, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value, including but not limited to natural disasters, armed conflicts or significant government actions, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund has implemented a 1% redemption fee as a deterrent to short-term trading. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

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With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares: The Fund’s shares are offered at its NAV. The CUSIP number and ticker for the Fund are 21724W886 and CSMDX. You may purchase shares of the Fund by sending a completed application form to the following address:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland SMID Cap Dividend Growth Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	Copeland SMID Cap Dividend Growth Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order in “good order”, as defined below. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at
1-888-9-COPELAND (1-888-926-7352) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 for retirement plan accounts and $500 for all other accounts on specified days of each month into your established Fund account. Please contact the Fund at 1-888-9-COPELAND (1-888-926-7352) for more information about the Fund's Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund's discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “COPELAND SMID CAP DIVIDEND GROWTH FUND.” The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

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When Order is Processed: All shares of the Fund will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 pm (Eastern Time) will be processed on that same day. Requests received after 4:00 pm will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  a check payable to the “COPELAND SMID CAP DIVIDEND GROWTH FUND.”

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-888-9-COPELAND (1-888-926-7352) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland SMID Cap Dividend Growth Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	Copeland SMID Cap Dividend Growth Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-9-COPELAND (1-888-926-7352). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. Retirement accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder will be exposed to market risk until the securities are sold and may incur transaction expenses in converting these securities to cash.

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When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV minus the redemption fee, if any, following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date). Redemption proceeds are typically paid in cash from the proceeds of the sale of portfolio securities, although the Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Fund’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities (see “Redemptions in Kind” above). These redemption methods are used regularly and may also be used in stressed market conditions. The Fund will charge a 1% redemption fee on redemptions within 30 days of purchase. See Redemption Fee for additional details.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         the request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption may be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000 for regular accounts or $250 for retirement accounts, the Fund may notify you that, unless the account is brought up to at least $1,000 for regular accounts or $250 for retirement accounts within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the low balance minimums above due to a decline in NAV.

Redemption Fee: The Fund will deduct a 1% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the Fund's balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

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Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

  Redemptions of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions of Fund shares owned through participant-directed retirement plans;
  Redemptions in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  Involuntary redemptions such as to pay shareholder fees; or
  Other types of redemptions as the adviser or the Fund may determine in special situations and approved by the Fund's or the adviser's Chief Compliance Officer, or designated representative.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Policy; and
  Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Trust’s Chief Compliance Officer (“CCO”) may in her sole discretion determine that your trading activity is detrimental to the Fund as described in the Trust's Market Timing Policy and direct the Trust’s Transfer Agent or Administrator to take one or more of the following actions: issue a warning letter; suspend purchases for 90 days; permanently block future purchases; and/or close your account and any other accounts you have with the Trust.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may close the account of an investor who has violated these policies (and the investor's financial adviser) and also bar an investor from opening new accounts with the Fund.

Financial intermediaries maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the Fund upon request. If the Trust’s CCO suspects there is market timing activity in the account, the Trust’s CCO will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. At the request of the Trust’s CCO, the financial intermediary may take immediate action to stop any further short-term trading by such participants.

Despite the Fund’s efforts to detect and prevent abusive trading activity, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify all of those who may engage in abusive trading practices or limit their activities in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts traded through intermediaries, despite the arrangements the Fund has entered into with the intermediaries to provide access to account level trading information.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or redemption of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you sell or redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. The Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“the IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or redeemed. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or redemption. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when paid, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, but retirement proceeds that are paid out to the participant may be taxable. Individuals, trusts and estates with income above certain thresholds are subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.

The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of the gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or redeem them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or redemption of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Distributions of “qualifying dividends” will generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or “non-qualified” foreign corporations.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as “buying into a dividend.”

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.

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Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxed on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest earned by the Fund on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (FINRA). Shares of the Fund are offered on a continuous basis.

Shareholder Service Fees: The Fund has adopted a non-12b-1 Shareholder Service Plan (“Service Plan”), for Class I shares, pursuant to which the Fund pays brokers, financial intermediaries and others an annual fee for shareholder servicing expenses of 0.10% of the Fund's average daily net assets attributable to Class I shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

The fees paid under the Service Plan are for services provided and the expenses borne by entities who service shareholder accounts, including payments to entities who hold Fund shares for shareholders in omnibus accounts or as shareholders of record or provide or arrange to provide shareholder support or administrative services to the Fund and its Class I shareholders, including the adviser, overhead and telephone expenses, answering shareholder questions, processing transactions and providing such other shareholder services as the Trust may reasonably request.

Additional Compensation to Financial Intermediaries: The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the shareholder service fees that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. Payments may also be made as an additional expense reimbursement by the Fund in cases where the financial intermediary provides shareholder services to Fund shareholders.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-9-COPELAND (1-888-926-7352) on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The table below reflects information for the Fund’s Class I shares. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s November 30, 2017 annual report, which is available upon request.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Period Ended
	November 30, 2017*

Net Asset Value, Beginning of Period	$10.00

Increase From Operations:
Net investment income (a)	0.06
Net gain (loss) from securities (both realized and unrealized)	1.04
Total from operations	1.10

Net Asset Value, End of Period	$11.10

Total Return (b)	11.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$616
Ratio of expenses to average net assets:
before reimbursement	12.96	% (c)
net of reimbursement	0.95	% (c)
Ratio of net investment income(loss) to average net assets	0.83	% (c)
Portfolio turnover rate	21	% (d)

*	Class I commenced operations on February 27, 2017.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c)	Annualized.
(d)	Not annualized.

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PRIVACY notice
FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
  Social Security number
  Purchase History
  Assets
  Account Balances
  Retirement Assets
  Account Transactions
  Transaction History
  Wire Transfer Instructions
  Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

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Who we are
Who is providing this notice?	Copeland Trust
What we do
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Copeland Trust does not jointly market.

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COPELAND SMID CAP DIVIDEND GROWTH FUND

Adviser	Copeland Capital Management, LLC Eight Tower Bridge 161 Washington Street, Suite 1325 Conshohocken, PA 19428	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103	Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
Custodian	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated March 30, 2018, (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-9-COPELAND (1-888-926-7352) or visit www.copelandfunds.com. You may also write to:

COPELAND SMID CAP DIVIDEND GROWTH FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22483